SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the following portfolio:

Focus Value Portfolio (the “Portfolio”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Third Avenue Management, LLC (“Third Avenue”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Michael Lehmann	2013	Portfolio Manager

Victor Cunningham, CFA	2013	Portfolio Manager

Dated: June 19, 2013